UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2018

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27408 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY		10604
(Address of Principal Executive Offices)		(Zip Code)
Registrant's telephone number, including area code: (914) 332-4100
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

SPAR Group, Inc. ("SGRP" or the "Registrant"), in order to retain and motivate certain highly qualified executives and others in the event of a "Change-in-Control", from time to time enters into a separate Amended and Restated Change in Control Severance Agreement with each of them in substantially the same form and updated from earlier forms (each a "CICSA"), and after the close of business on May 1, 2018, entered into a CICSA dated as of September 5, 2017, with each of the following:

James R. Segreto	Chief Financial Officer, Secretary and Treasurer
Kori G. Belzer	Chief Operating Officer
Gerard Marrone	Chief Revenue Officer
Steven J. Adolph	President International
Lawrence David Swift	General Counsel

For convenience and consistency, each CICSA was and will be called an Amended and Restated Executive Change in Control and Severance Agreement for each such party and amends, restates and replace all previous such agreements (including those for Mr. Segreto and Ms. Belzer).

Each CICSA provides that the applicable Employee will receive a lump sum severance payment if both (1) a "Change in Control" occurs (which includes certain changes in ownership as well as the hiring of a new Chairman or Chief Executive Officer who was not an executive on the date of the CICSA), and (2) within the "Protected Period" the executive either resigns for "Good Reason" (such as an adverse change in duties or compensation) or is terminated other than in a "Termination For Cause" (as such terms are defined in the applicable CICSA). The Protected Period is equal to the greater of 24 months from the date of the CICSA (when a Protected Period was deemed to have started) or 24 months from the then most recent Change in Control (which could begin during or after the end of such initial 24 month period). The payment is equal to the sum of (i) the product of the Employee's "Daily Compensation" times the number of "Protected Days Remaining" following such resignation or termination (as such terms are defined in the applicable CICSA), but not less than 365 days and not more than 730 days, plus (ii) the higher of 15% of such Employee's Annual Compensation or (2) the highest annual aggregate bonus amount awarded to the Employee in any of the preceding three employment years.

The current form of the CICSA has been reviewed and approved and each employee receiving one has approved by the Corporation's Compensation Committee (which is solely comprised of independent directors).

Forward Looking Statements

This Current Report on Form 8-K and the attached Release (this "Current Report"), contain "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, SPAR Group, Inc. ("SGRP") and its subsidiaries (together with SGRP, the "SPAR Group" or the "Company"), and this Current Report has been filed by SGRP with the Securities and Exchange Commission (the "SEC"). There also are "forward-looking statements" contained in SGRP's Annual Report on Form 10-K for its fiscal year ended December 31, 2017 (as filed, the "Annual Report"), as filed with the SEC on April 2, 2018, in SGRP's definitive Proxy Statement respecting its Annual Meeting of Stockholders held on May 2, 2018, as filed with the SEC on April 18, 2018 (the "Proxy Statement"), and SGRP's Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and statements as and when filed with the SEC (including this Current Report, the Annual Report and the Proxy Statement, each a "SEC Report"). "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, the "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend", "believe", "estimate", "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Company in this Current Report or the Annual Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and plans, intentions, expectations, guidance or other information respecting the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, greater productivity & efficiency, and increased earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, growing the Company's client base and contracts, continuing to strengthen its balance sheet, growing revenues and improving profitability through organic growth, new business development and strategic acquisitions, and continuing to control costs. The Company's forward-looking statements also include (without limitation) those made in the Annual Report in "Business", "Risk Factors", "Legal Proceedings", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Directors, Executive Officers and Corporate Governance", "Executive Compensation", "Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters", and "Certain Relationships and Related Transactions, and Director Independence".

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, the Annual Report, the Proxy Statement and the other applicable SEC Reports, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's Common Stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01.               Financial Statements and Exhibits.

(c)	Exhibits:

10.1	Amended and Restated Change in Control Severance Agreement between James R. Segreto and SPAR Group, Inc. ("SGRP") dated as of September 5, 2017 (as filed herewith).

10.2	Amended and Restated Change in Control Severance Agreement between Kori G. Belzer and SGRP dated as of September 5, 2017 (as filed herewith).

10.3	Amended and Restated Change in Control Severance Agreement between Gerard Marrone and SGRP dated as of September 5, 2017 (as filed herewith).

10.4	Amended and Restated Change in Control Severance Agreement between Steven J. Adolph and SGRP dated as of September 5, 2017 (as filed herewith).

10.5	Amended and Restated Change in Control Severance Agreement between Lawrence David Swift and SGRP dated as of September 5, 2017 (as filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date: May 8, 2018
	By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer